Waddell & Reed Advisors Funds

Supplement dated December 29, 2016 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2016

Effective January 1, 2017, the following changes are made to the second paragraph of the “Your Account — Choosing a Share Class — Potential Conflicts of Interest” section on page 100:

The words “, its financial advisors” in the second sentence and the entire fourth sentence are both deleted.

Supplement	Prospectus	1